SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (this “Second Amendment”), entered into as of the 30th day of April, 2021, by and between ONE HAMDEN CENTER, LLC, as Landlord, and TRANSACT TECHNOLOGIES INCORPORATED, as Tenant.

WITNESSETH:

WHEREAS, Landlord, as successor to 2319 Hamden Center I, L.L.C., and Tenant are parties to that certain Lease dated November 27, 2006, as amended by First Amendment to Lease entered into as of January 3, 2017 (as so previously amended, the “Lease”) with respect to that certain premises known as Suite 3-B, 2319 Whitney Avenue, Hamden, Connecticut (the “Premises”) in Landlord’s Building known as One Hamden Center, 2319 Whitney Avenue, Hamden, Connecticut 06518; and

WHEREAS, Landlord and Tenant further mutually desire to amend the Lease;

NOW, THEREFORE, in consideration of the sum of $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Unless otherwise defined in this Second Amendment, all defined terms shall have the meanings set forth in the Lease.

2.            The Lease Term, as set forth in the Basic Lease Information, is hereby modified so that the Term now shall expire on October 31, 2023 (the “Revised Extended Term”).

3.            The Lease is hereby revised to provide that so long as Tenant is not in default under the Lease, either at the time of exercise or at the time the extended term commences, Tenant will have one (1) option to extend the Term of this Lease for an additional period of two (2) years (the “Option Period”) on the same terms, covenants and conditions of this Lease, except that the monthly Base Rent during such Option Period shall be as provided in Paragraph _ of this Second Amendment.  Tenant will exercise its option by giving Landlord written notice (the “Option Notice”) at least one hundred eighty (180) days prior to the expiration of the Revised Extended Term.

4.            Commencing May 1, 2021, the Base Year, as set forth in the Basic Lease Information, is revised to read 2020.

5.            In addition to any and all applicable Additional Rent, the monthly Base Rent payable under the Lease commencing as of May 1, 2020 and continuing for the duration of the Revised Extended Term shall be as follows:

Period	Base Rent Per SF	Monthly Base Rent	Annual Base Rent
5/1/2021 – 4/30/2022	$19.48	$17,981.90	$215,782.85
5/1/2022 – 4/30/2023	$19.87	$18,338.36	$220,060.25
5/1/2023 – 10/31/2023	$20.27	$18,707.52	$224,490.25
If the option period is exercised:
11/1/2023 – 10/31/2024	$20.68	$19,085.92	$229,031.00
11/1/2024 – 10/31/2025	$21.10	$19,473.55	$233,682.50

6.            The second full paragraph of paragraph 1 of the Lease, relating to a right of first offer to lease additional adjacent, is hereby deleted in its entirety.

7.            Brokers.  Landlord and Tenant each warrant and represent to the other that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Second Amendment other than CBRE, Inc.  Except for any commission claims made by any other broker claiming to represent Tenant in connection with this Second Amendment, Landlord shall pay any commissions payable to any brokers pursuant to any agreement to which Landlord may be a party.

8.            No Further Modification.   Except as hereby modified, the Lease remains in full force and effect.

9.            Governing Law.   This Second Amendment shall be governed by and construed in accordance with the laws of the State of Connecticut.

10.            Counterparts.   This Second Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and date first above written.

One Hamden Center, LLC,
a Delaware limited liability company

By: 2319 HAMDEN CENTER I, L.L.C., a Connecticut
        limited liability company, its Member

By: Hamden Center Investors, Inc., a
       Connecticut corporation, its Manager

By:___/s/ Michael Belfonti______________
Michael Belfonti, President

TRANSACT TECHNOLOGIES INCORPORATED

By:__/s/ Steven A. DeMartino____________
Name: Steven A. DeMartino
Its: President and CFO
Duly Authorized